Exhibit 99.1

For Immediate Release

Choice Hotels: Pearl Amaechi

Tel: 301.592.6122

Email: Pearl.Amaechi@choicehotels.com

CHOICE HOTELS INTERNATIONAL ANNOUNCES QUARTERLY CASH DIVIDEND AND INCREASES SHARE REPURCHASE AUTHORIZATION

Board Approves Quarterly Cash Dividend of $0.215 and Increases Total Number of Shares Available for Repurchase to 4 Million

ROCKVILLE, Md., (Sept. 13, 2019) – Choice Hotels International, Inc. (NYSE: CHH), one of the world’s largest lodging franchisors, announced that its board of directors has declared a cash dividend on the company’s common stock of $0.215 per share. The dividend is payable on October 17, 2019, to stockholders of record on October 2, 2019.

In addition, Choice Hotels’ Board of Directors approved an increase in the number of shares authorized under its share repurchase program by approximately 2.3 million shares, which, when added to the remaining number of available shares previously authorized for purchase, results in 4 million shares authorized for repurchase under the program.

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About Choice Hotels

Choice Hotels International, Inc. (NYSE: CHH) is one of the largest and most successful lodging franchisors in the world. With more than 7,000 hotels, representing nearly 570,000 rooms, in over 40 countries and territories as of June 30, 2019, the Choice® family of hotel brands provides business and leisure travelers with a range of high-quality lodging options from limited service to full-service hotels in the upscale, midscale, extended-stay and economy segments. The award-winning Choice Privileges® loyalty program offers members benefits ranging from everyday rewards to exceptional experiences. For more information, visit www.choicehotels.com.

Forward-Looking Statements

Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, our use of words such as “expect,” “estimate,” “believe,” “anticipate,” “should,” “will,” “forecast,” “plan,” “project,” “assume,” or similar words of futurity identify such forward-looking statements. These forward-looking statements are based on management’s current beliefs, assumptions, and expectations regarding future events, which, in turn, are based on information currently available to management. Such statements may relate to projections of the company’s revenue, earnings, and other financial and operational measures, company debt levels, ability to repay outstanding indebtedness, payment of dividends, repurchases of common stock, future operations, and expected benefits from the Tax Cuts and Jobs Act, among other matters. We caution you not to place undue reliance on any such forward-looking statements. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties, and other factors.

Several factors could cause actual results, performance, or achievements of the company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, domestic, and foreign economic conditions; foreign currency fluctuations; operating risks common in the lodging and franchising industries; impairments or losses relating to acquired businesses, changes to the desirability of our brands as viewed by hotel operators and customers; changes to the terms or termination of our contracts with franchisees; our ability to keep pace with improvements in technology utilized for marketing and reservations systems and other operating systems; our ability to grow our franchise system; exposure to risks related to our hotel-development and financing activities; fluctuations in the supply and demand for hotels rooms; our ability to realize anticipated benefits from acquired businesses; the level of acceptance of alternative growth strategies we may implement; operating risks associated with our international operations; the outcome of litigation; and our ability to manage our indebtedness. These and other risk factors are discussed in detail in the company’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K and our quarterly reports filed on Form 10-Q. Except as may be required by law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

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